UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018

TE CONNECTIVITY LTD.

(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen

Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On November 2, 2018, Tyco Electronics Group S.A. (“Seller”), an affiliate of TE Connectivity Ltd. (the “Company”) completed the previously announced sale (the “Transaction”) of the Company’s SubCom business to Crown Subsea AcquisitionCo LLC, a Delaware limited liability company, pursuant to a Stock Purchase Agreement (the “Sale Agreement”), dated as of September 16, 2018, for an aggregate purchase price of $325,000,000, subject to adjustments as described in the Sale Agreement.

The description of the Sale Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the Sale Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 17, 2018 and is incorporated herein by reference.

A copy of the press release announcing the completion of the Transaction is attached as Exhibit 99.1 and incorporated herein by reference.

Credit Support Agreement

As previously reported in a Form 8-K filed by the Company on September 17, 2018, in connection with the Sale Agreement, on November 2, 2018, Seller entered into a Credit Support Agreement (the “Credit Support Agreement”) with Crown Subsea Communications Holding, Inc., a Delaware corporation (“Crown”), in order to provide Crown and/or one or more of its subsidiaries with certain credit support on a transitional basis.  The Credit Support Agreement provides that certain existing performance guarantees and letters of credit related to the SubCom business existing projects will be maintained and remain in effect and that, upon the written request of Crown and subject to certain limitations, Seller will be obligated to provide additional credit support instruments (which additional credit support instruments shall be initially capped at $300,000,000, subject to reduction in the future) to be used by Crown or an applicable supported party as support for certain new supported obligations.  The obligations to issue new guarantees under the Credit Support Agreement will terminate upon the earliest of the third anniversary of the Closing, and the occurrence of certain other termination events described in the Credit Support Agreement.

The foregoing description of the Credit Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Support Agreement, which is attached to this Current Report as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

(d)                      Exhibits

Exhibit No.	Description

2.1

Stock Purchase Agreement, dated as of September 16, 2018, by and between Tyco Electronics Group S.A. and Crown Subsea AcquisitionCo LLC.* (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 17, 2018)

10.1	Credit Support Agreement dated November 2, 2018 by and between Tyco Electronics Group S.A. and Crown Subsea Communications Holding, Inc.

99.1	Press Release dated November 5, 2018

* The schedules and exhibits to the Stock Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such schedules and exhibits to the SEC upon its request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Vice President and Corporate Secretary

Date: November 5, 2018